Registration No. 333-________

=================================================================

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

☐   Pre-Effective Amendment No. ☐   Post-Effective Amendment No.

(Check appropriate box or boxes)

DREYFUS NEW YORK AMT-FREE MUNICIPAL BOND FUND

(Exact Name of Registrant as Specified in Charter)

(212) 922-6000

(Area Code and Telephone Number)

c/o The Dreyfus Corporation

200 Park Avenue, New York, New York 10166

(Address of Principal Executive Offices: Number,

Street, City, State, Zip Code)

(Name and Address of Agent for Service)

Michael A. Rosenberg, Esq.

c/o The Dreyfus Corporation

200 Park Avenue

New York, New York 10166

Copy to:

David Stephens, Esq.

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, New York 10038

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

It is proposed that this filing will become effective on August 31, 2009 pursuant to Rule 488.

An indefinite number of Registrant’s shares of beneficial interest, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

DREYFUS NEW YORK AMT-FREE MUNICIPAL BOND FUND

Form N-14

Cross Reference Sheet

Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14 ITEM NO.		PROSPECTUS/PROXY STATEMENT CAPTION

Part A

Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page
Item 2.	Beginning and Outside Back Cover Page of Prospectus	Cover Page
Item 3.	Synopsis Information and Risk Factors	Summary
Item 4.	Information About the Reorganization	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Exhibit A – Agreement and Plan of Reorganization

Item 5.	Information About the Registrant	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information About the Acquiring Fund and the Fund

Item 6.	Information About the Fund Being Acquired	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information About the Acquiring Fund and the Fund
Item 7.	Voting Information	Letter to Shareholders; Questions and Answers; Notice of Special Meeting of Shareholders; Cover Page; Voting Information

Item 8.	Interest of Certain Persons and Experts	Not Applicable
Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

PART B		STATEMENT OF ADDITIONAL INFORMATION CAPTION

Item 10.	Cover Page	Cover Page

Item 11.	Table of Contents	Not Applicable

Item 12.	Additional Information About the Registrant	Statement of Additional Information of the Registrant, dated April 1, 2009(1)

Item 13.	Additional Information About the Fund Being Acquired	Statement of Additional Information of General New York Municipal Bond Fund, Inc., dated March 1, 2009(2)
Item 14.	Financial Statements

Annual Report of the Registrant, dated November 30, 2008(3); Annual Report of General New York Municipal Bond Fund, Inc., dated October 31, 2008(4); Semi-Annual Report of the Registrant, dated May 31, 2009(5); Semi-Annual Report of General New York Municipal Bond Fund, Inc., dated April 30, 2009(6)

PART C

Item 15.	Indemnification
Item 16.	Exhibits
Item 17.	Undertakings

_______________________

(1)	Incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A, filed March 27, 2009 (File No. 33-7497).
(2)

Incorporated herein by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A of General New York Municipal Bond Fund, Inc., filed February 26, 2009 (File No. 2-92285).

(3)	Incorporated herein by reference to the Annual Report of the Registrant, filed January 29, 2009 (File No. 811-4765).
(4)	Incorporated herein by reference to the Annual Report of General New York Municipal Bond Fund, Inc., filed December 30, 2008 (File No. 811-4074).
(5)	Incorporated herein by reference to the Semi-Annual Report of the Registrant, filed July 28, 2009 (File No. 811-4765).
(6)	Incorporated herein by reference to the Semi-Annual Report of General New York Municipal Bond Fund, Inc., filed June 29, 2009 (File No. 811-4074).

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.

c/o The Dreyfus Corporation

200 Park Avenue

New York, New York 10166

Dear Shareholder:

As a shareholder of General New York Municipal Bond Fund, Inc. (the “Fund”), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus New York AMT-Free Municipal Bond Fund (the “Acquiring Fund”), in exchange for Class A shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities. The Dreyfus Corporation (“Dreyfus”) is the investment adviser to the Acquiring Fund and the Fund.

Management of Dreyfus has reviewed the funds in the Dreyfus Family of Funds and has concluded that it would be appropriate to consolidate certain funds having the same investment objective and substantially similar management policies and that would otherwise benefit fund shareholders. As a result of the review, management recommended to the Fund’s Board that the Fund be consolidated with the Acquiring Fund. If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund. Management believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a larger combined fund that has a generally better performance record and the same net expense ratio as the Fund. The Acquiring Fund, like the Fund, normally invests substantially all of its assets in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes. The Acquiring Fund also seeks to provide income exempt from the federal alternative minimum tax. Management also believes that the reorganization should enable Fund shareholders to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

After careful review, the Fund’s Board of Directors has unanimously approved the proposed reorganization. The Fund’s Board of Directors believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a larger combined fund that has a generally better performance record and the same net expense ratio as the Fund. The Fund’s Board of Directors recommends that you read the enclosed materials carefully and then vote FOR the proposal.

Your vote is extremely important, no matter how large or small your Fund holdings.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.
•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.
•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-645-6561.

Sincerely,
J. David Officer President General New York Municipal Bond Fund, Inc.

September __, 2009

TRANSFER OF THE ASSETS OF

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.

TO AND IN EXCHANGE FOR CLASS A SHARES OF

DREYFUS NEW YORK AMT-FREE MUNICIPAL BOND FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY GENERAL NEW YORK MUNICIPAL BOND FUND, INC. INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus New York AMT-Free Municipal Bond Fund (the “Acquiring Fund”), an open-end investment company managed by The Dreyfus Corporation (“Dreyfus”), on or about January 21, 2010 (the “Closing Date”), and will no longer be a shareholder of General New York Municipal Bond Fund, Inc. (the “Fund”). You will receive Class A shares of the Acquiring Fund with a value equal to the value of your investment in the Fund as of the Closing Date. The Fund will then cease operations.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Fund’s Board of Directors believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a larger combined fund that also is managed by Dreyfus. By combining the Fund with the Acquiring Fund, Fund shareholders should benefit from more efficient portfolio management. In addition, the Acquiring Fund has a generally better performance record and the same net expense ratio as the Fund. The reorganization also will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities. Other potential benefits are described in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. The Acquiring Fund and the Fund have the same investment objective and substantially similar investment management policies. Both funds seek to maximize current income exempt from federal, New York state and New York city income taxes, to the extent consistent with the preservation of capital. To pursue its goal, each fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes. The Acquiring Fund also seeks to provide income exempt from the federal alternative minimum tax. The Acquiring Fund invests at least 70% of its assets in municipal bonds rated investment grade (Baa/BBB and above) or the unrated equivalent as determined by Dreyfus, but the Acquiring Fund may invest up to 30% of its assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus. The Fund invests at least 65% of its assets in municipal bonds rated investment grade or the unrated equivalent as determined by Dreyfus, but the Fund may invest up to 35% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. The Fund may invest without limitation in municipal bonds the interest from which may be subject to the federal alternative minimum tax. Under normal market conditions, the dollar-weighted average maturity of the portfolio of the Acquiring Fund and the Fund is expected to exceed 10 years, but the Acquiring Fund and the Fund may invest without regard to maturity. The Acquiring Fund and the Fund have the same primary portfolio manager who uses the same investment process to buy and sell municipal bonds for the respective fund. Dreyfus is the investment adviser to the Acquiring Fund and the Fund and provides day-to-day management of each fund’s investments. MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, distributes the shares of the Fund and the Acquiring Fund. For additional information regarding the Fund and the Acquiring Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder’s tax basis in Fund shares will carry over to the shareholder’s Acquiring Fund shares. As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund’s shareholders, or the Acquiring Fund as a result of the reorganization. The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforward) prior to the reorganization, which distribution would be taxable to shareholders.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. You will continue to enjoy the same shareholder privileges such as the Fund Exchanges service, Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder®, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, Dreyfus Dividend Options, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan. You also will have the ability to write redemption checks against your account through the Checkwriting Privilege.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER FUND EXPENSES?

No. Under its agreement with Dreyfus, the Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.60% of the value of the Fund’s average daily net assets, and the Acquiring Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.55% of the value of the Acquiring Fund’s average daily net assets. The Fund and Class A shares of the Acquiring Fund had the same net expense ratio after current fee waiver and/or expense reimbursement arrangements, as of April 30, 2009. In addition, Dreyfus has contractually agreed, as to Class A shares of the Acquiring Fund, until at least January 31, 2010, to waive receipt of its fees and/or reimburse expenses so that the direct expenses of Class A shares (excluding taxes, brokerage commissions, interest expenses, commitment fees on borrowings and extraordinary expenses) do not exceed 0.85%. If the reorganization is consummated, Dreyfus has agreed to continue this undertaking with respect to Class A shares of the Acquiring Fund until at least January 31, 2011.

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR CONTINGENT DEFERRED SALES CHARGE (“CDSC”) AT THE TIME OF THE REORGANIZATION?

No. No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization. In addition, the front-end sales load and the CDSC applicable to the Acquiring Fund’s Class A shares will not be imposed on any subsequent purchases or redemptions of Class A shares of the Acquiring Fund by Fund shareholders who receive Class A shares of the Acquiring Fund as a result of the reorganization.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Dreyfus, and not the Fund or the Acquiring Fund, will pay the expenses directly related to the proposed reorganization.

HOW DOES THE FUND’S BOARD OF DIRECTORS RECOMMEND I VOTE?

After considering, among other factors, the terms and conditions of the reorganization, the investment management policies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, fees and expenses, including the net expense ratios of the Fund and the Acquiring Fund, and the relative performance of the Fund and the Acquiring Fund, the Fund’s Board of Directors believes that reorganizing the Fund into the Acquiring Fund is in the best interests of the Fund and its shareholders. In reaching this conclusion, the Fund’s Board of Directors determined that reorganizing the Fund into the Acquiring Fund, which also is managed by Dreyfus and has the same investment objective and substantially similar investment policies as those of the Fund, offers potential benefits to Fund shareholders. These potential benefits include permitting Fund shareholders to pursue the same investment goals in a larger combined fund that has a generally better performance record and the same net expense ratio as the Fund. By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management. Therefore, the Fund’s Board of Directors recommends that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card;
•	Through the Internet, at the website address listed on your proxy card; or
•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.

__________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

___________________________

To the Shareholders:

A Special Meeting of Shareholders of General New York Municipal Bond Fund, Inc. (the “Fund”) will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, on Thursday, November 19, 2009, at 9:30 a.m., for the following purposes:

1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus New York AMT-Free Municipal Bond Fund (the “Acquiring Fund”), in exchange for Class A shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund’s net assets and the assumption by the Acquiring Fund of the Fund’s stated liabilities (the “Reorganization”). Class A shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders, in liquidation of the Fund, after which the Fund will cease operations; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

Shareholders of record at the close of business on August 31, 2009 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors
Michael A. Rosenberg Secretary

New York, New York

September __, 2009

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.

To and in Exchange for Class A Shares of

DREYFUS NEW YORK AMT-FREE MUNICIPAL BOND FUND

_______________________________________

PROSPECTUS/PROXY STATEMENT

AUGUST __, 2009

_______________________________________

Special Meeting of Shareholders

To Be Held on Thursday, November 19, 2009

This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of General New York Municipal Bond Fund, Inc. (the “Fund”) to be used at the Special Meeting of Shareholders (the “Meeting”) of the Fund to be held on Thursday, November 19, 2009, at 9:30 a.m., at the offices of The Dreyfus Corporation (“Dreyfus”), 200 Park Avenue, 8th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on August 31, 2009 are entitled to receive notice of and to vote at the Meeting.

It is proposed that the Fund transfer all of its assets to Dreyfus New York AMT-Free Municipal Bond Fund (the “Acquiring Fund”), in exchange for Class A shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the “Reorganization”). Upon consummation of the Reorganization, the Class A shares of the Acquiring Fund received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund’s Class A shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of Class A shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder’s Fund shares as of the date of the Reorganization.

This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

A Statement of Additional Information (“SAI”) dated August __, 2009, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the “Commission”) and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-645-6561, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

______________________________________________________________________________

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

______________________________________________________________________________

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund’s shares or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

______________________________________________________________________________

The Fund and the Acquiring Fund are open-end management investment companies advised by Dreyfus. The funds have the same investment objective and substantially similar investment management policies. The Fund and the Acquiring Fund normally invest substantially all of their respective assets in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes. The Acquiring Fund also seeks to provide income exempt from the federal alternative minimum tax. Each fund has the same primary portfolio manager. However, the investment practices and limitations of each fund (and the related risks) are not identical. A comparison of the Fund and the Acquiring Fund is set forth in this Prospectus/Proxy Statement.

The Acquiring Fund’s Prospectus dated April 1, 2009, Annual Report for its fiscal year ended November 30, 2008 (including its audited financial statements for the fiscal year) and Semi-Annual Report for the six-month period ended May 31, 2009 accompany this Prospectus/Proxy Statement. The Acquiring Fund’s Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Fund’s most-recent Prospectus, its Annual Report for the fiscal year ended October 31, 2008 or Semi-Annual Report for the six-month period ended April 30, 2009, please call your financial adviser, or call 1-800-645-6561, visit www.dreyfus.com or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.

As of July 9, 2009, 12,043,666 Fund shares were issued and outstanding.

Proxy materials will be mailed to shareholders of record on or about September __, 2009.

TABLE OF CONTENTS

Summary
Reasons for the Reorganization
Information about the Reorganization
Additional Information about the Acquiring Fund and the Fund
Voting Information
Financial Statements and Experts
Other Matters
Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees
Exhibit A: Agreement and Plan of Reorganization	A-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION

PROVIDING FOR THE TRANSFER OF ALL OF THE FUND’S ASSETS

TO THE ACQUIRING FUND

SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund’s Prospectus, the Fund’s Prospectus and the Agreement and Plan of Reorganization (the “Plan”) attached to this Prospectus/Proxy Statement as Exhibit A.

Proposed Transaction. The Fund’s Board, all of whose members are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or the Acquiring Fund, has unanimously approved the Plan for the Fund. The Plan provides that, subject to the requisite approval of the Fund’s shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for Class A shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund’s net assets, and the Acquiring Fund will assume the Fund’s stated liabilities. The Fund will distribute all Acquiring Fund Class A shares received by it among its shareholders so that each Fund shareholder will receive a pro rata distribution of the Acquiring Fund’s Class A shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Fund shares as of the date of the Reorganization. Thereafter, the Fund will cease operations and will be terminated.

As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization. No sales charge, redemption fee or contingent deferred sales charge (“CDSC”) will be imposed at the time of the Reorganization, nor will Fund shareholders be subject to a sales charge on any additional investments made in Class A shares of the Acquiring Fund, or a CDSC upon the redemption of such shares, for as long as the shareholder’s account is open.

The Fund’s Board has unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund’s existing shareholders will not be diluted as a result of the transactions contemplated thereby. See “Reasons for the Reorganization.”

Tax Consequences. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund’s shareholders, or the Acquiring Fund as a result of the Reorganization. Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund’s capital loss carryforwards. See “Information about the Reorganization—Federal Income Tax Consequences” and “—Capital Loss Carryforwards.”

Comparison of the Fund and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Fund’s Prospectus and the Acquiring Fund’s Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

Goal/Approach. The Fund and the Acquiring Fund have the same investment objective and substantially similar investment management policies. Each fund seeks to maximize current income exempt from federal, New York state and New York city income taxes, to the extent consistent with the preservation of capital.

To pursue its goal, the Fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal, New York state and New York city personal incomes taxes. The Fund invests at least 65% of its assets in municipal bonds rated investment grade (Baa/BBB and above) or the unrated equivalent as determined by Dreyfus. For additional yield, the Fund may invest up to 35% of its assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus. In addition, the Fund temporarily may invest in taxable bonds and/or municipal bonds that pay income exempt only from federal income tax. Under normal market conditions, the dollar-weighted average maturity of the Fund’s portfolio is expected to exceed 10 years, but the Fund may invest without regard to maturity.

To pursue its goal, the Acquiring Fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal, New York state and New York city personal incomes taxes. The Acquiring Fund also seeks to provide income exempt from the federal alternative minimum tax. The Acquiring Fund invests at least 70% of its assets in municipal bonds rated investment grade (Baa/BBB and above) or the unrated equivalent as determined by Dreyfus. For additional yield, the Acquiring Fund may invest up to 30% of its assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus. In addition, the Acquiring Fund temporarily may invest in taxable bonds and/or municipal bonds that pay income exempt only from federal personal income tax. Under normal market conditions, the dollar-weighted average maturity of the Acquiring Fund’s portfolio is expected to exceed 10 years, but the Acquiring Fund may invest without regard to maturity.

The Fund may invest without limitation in municipal bonds the income from which is subject to the federal alternative minimum tax. The Acquiring Fund typically does not invest in such municipal bonds. As of April 30, 2009, the Fund held 9.32% of its assets in municipal bonds the income from which is subject to the federal alternative minimum tax, whereas, the Acquiring Fund did not hold any such municipal bonds as of such date.

The portfolio manager for the Fund and the Acquiring Fund may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest rate environment and the municipal bond’s potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of a fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value. The allocation to either discount bonds or to premium bonds will change along with the portfolio manager’s changing views of the current interest rate and market environment. The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

The Fund and the Acquiring Fund may, but are not required to, use derivatives, such as options, futures and options on futures (including those relating to securities, indexes and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage credit or interest rate risk, or as part of a hedging strategy. The Fund also may enter into swap agreements. The Fund and the Acquiring Fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (“inverse floaters”) and may make forward commitments in which the respective fund agrees to buy or sell a security in the future at a price agreed upon today. Inverse floaters are created by depositing municipal bonds in a trust which divides the bond’s income stream into two parts: a short-term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note.

The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of a fund’s total assets.

For more information on the Fund’s or the Acquiring Fund’s investment management policies, see “Goal and Approach” in the relevant Prospectus and “Description of the Fund” in the relevant Statement of Additional Information.

The Fund is a corporation organized under the laws of the State of Maryland. The Acquiring Fund is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts. See “Certain Organizational Differences Between the Fund and the Acquiring Fund” below.

Main Risks. The principal risks associated with an investment in the Fund and the Acquiring Fund are similar. These risks are discussed below. An investment in the Acquiring Fund, as well as in the Fund, is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is not a complete investment program. The value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•

Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes and local and business developments, may adversely affect the yield and/or value of a fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue.

•

Interest rate risk. Prices of municipal bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, a fund’s share price. The longer the effective maturity and duration of a fund’s portfolio, the more the fund’s share price is likely to react to interest rates.

•

Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond’s price to fall, potentially lowering a fund’s share price. Although the Fund and the Acquiring Fund invest primarily in municipal bonds rated investment grade, the Fund and the Acquiring Fund may invest to a limited extent in high yield (“junk”) bonds, which involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

•

Call risk. Some municipal bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, a fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of “callable” issues are subject to increased price fluctuation.

•

Liquidity risk. The secondary market for certain municipal bonds tends to be less developed and less liquid than many other securities markets, which may adversely affect a fund’s ability to sell such municipal bonds at attractive prices. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and a fund’s share price may fall dramatically, even during periods of declining interest rates. Liquidity risk also exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

•

Market sector risk. A fund’s overall risk level will depend on the market sectors in which the fund is invested and the current interest rate, liquidity and credit quality of such sectors. The Fund and the Acquiring Fund may significantly overweight or underweight certain industries or market sectors, which may cause the fund’s performance to be more or less sensitive to developments affecting those industries or sectors.

•

State-specific risk. Each fund is subject to the risk that New York’s economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes a fund more sensitive to risks specific to the state and may magnify other risks.

•

Tax risk. To be tax-exempt, municipal bonds generally must meet certain regulatory requirements. Although the Fund and the Acquiring Fund normally invest in municipal bonds that pay interest that is exempt, in the opinion of counsel to the issuer (or on the basis of other authority believed by Dreyfus to be reliable), from federal, New York state and New York city income tax, if any such municipal bond fails to meet these regulatory requirements, the interest received by the relevant fund from its investment in such bonds and distributed to fund shareholders will be taxable.

•

Derivatives risk. A small investment in derivatives could have a potentially large impact on a fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund or the Acquiring Fund will not correlate with the underlying instruments or the fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk. Certain derivatives may cause taxable income.

Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument. A fund may be required to segregate liquid assets in connection with the purchase of derivative instruments.

•

Leveraging risk. The use of leverage, such as lending portfolio securities, entering into futures contracts, investing in inverse floaters, and engaging in forward commitment transactions, may cause taxable income and may magnify the fund’s respective gains or losses.

•

Non-diversification risk. The Fund and the Acquiring Fund are non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, each fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the respective fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

Under adverse market conditions, the Fund and the Acquiring Fund each could invest some or all of their respective assets in U.S. Treasury securities and money market securities. Although the Fund or the Acquiring Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Fund or the Acquiring Fund invests defensively in these securities, the fund might not achieve its investment objective. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

See “Main Risks” in the relevant Prospectus and “Description of the Fund” in the relevant Statement of Additional Information, for a more complete description of investment risks.

Fees and Expenses. Fund shares are not subject to a sales load. The front-end sales load or CDSC applicable to the Acquiring Fund’s Class A shares will not be imposed at the time of the Reorganization or on any subsequent purchases or redemptions of Class A shares of the Acquiring Fund by Fund shareholders who receive Class A shares of the Acquiring Fund as a result of the Reorganization. Neither the Fund nor the Acquiring Fund charges any exchange or redemption fees.

The Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.60% of the value of the Fund’s average daily net assets. The Acquiring Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.55% of the value of the Acquiring Fund’s average daily net assets. The Fund and Class A shares of the Acquiring Fund had the same net expense ratio after current fee waiver and/or expense reimbursement arrangements, as of April 30, 2009. In addition, Dreyfus has contractually agreed, as to Class A shares of the Acquiring Fund, until at least January 31, 2010, to waive receipt of its fees and/or reimburse expenses so that the direct expenses of Class A shares (excluding taxes, brokerage commissions, interest expenses, commitment fees on borrowings and extraordinary expenses) do not exceed 0.85%. If the Reorganization is consummated, Dreyfus has agreed to continue this undertaking with respect to Class A shares of the Acquiring Fund until at least January 31, 2011.

The fees and expenses set forth below for the Fund and for the Acquiring Fund are based on net assets and accruals of the respective fund as of April 30, 2009. The “Pro Forma After Reorganization” operating expenses information set forth below is based on the net assets and accruals of the Fund and the Acquiring Fund, as of April 30, 2009, as adjusted showing the effect of the Reorganization had it occurred on such date. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

Annual Fund Operating Expenses

(paid each year as a % of the value of your investment):

	Fund	Acquiring Fund Class A	Pro Forma After Reorganization Acquiring Fund Class A
Management fees	.60%	.55%	.55%
Rule 12b-1 fee	.20%	none	none
Shareholder services fees	none	.25%	.25%
Other expenses	.13%	.19%	.12%
Total	.93%	.99%	.92%
Fee waiver and/or expense reimbursement	n/a	(.14)%	(.07)%
Net operating expenses	.93%[1]	.85%[2]	.85%[2]

___________________

1

Dreyfus contractually agreed, until July 31, 2009, to waive receipt of its fees and/or assume the expenses of the Fund so that the total annual operating expenses of the Fund (excluding taxes, brokerage commissions, interest expenses, commitment fees on borrowings and extraordinary expenses) do not exceed 0.85%. This undertaking is no longer in effect.

2

Dreyfus has contractually agreed, until January 31, 2010, to waive receipt of its fees and/or reimburse expenses of the Acquiring Fund so that the direct expenses of the Acquiring Fund’s Class A shares (excluding taxes, brokerage commissions, interest expenses, commitment fees on borrowings and extraordinary expenses) do not exceed 0.85% of the value of the of the Acquiring Fund’s average daily net assets attributable to the Acquiring Fund’s Class A shares. If the Reorganization is consummated, Dreyfus has agreed to continue this undertaking with respect to Class A shares of the Acquiring Fund until at least January 31, 2011.

EXAMPLE

The Example below is intended to help you compare the cost of investing in the Fund and the Acquiring Fund. The Example assumes you invest $10,000 in the respective fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the respective fund’s operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples for each fund are based on net operating expenses, which reflect the expense waiver/reimbursement by Dreyfus. The “Pro Forma After Reorganization” examples are based on the operating expenses of the Fund and the Acquiring Fund, as of April 30, 2009, as adjusted showing the effect of the Reorganization had it occurred on such date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Fund	$95	$296	$515	$1,143

Acquiring Fund Class A Shares	$533	$738	$959	$1,596

Pro Forma After Reorganization Acquiring Fund Class A Shares*	$87	$286	$502	$1,125

____________________

*  Applicable only to Class A shareholders of the Fund who receive Class A shares of the Acquiring Fund as a result of the Reorganization.

Past Performance. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund. The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund’s Class A shares from year to year and the bar chart for the Fund shows the changes in the performance of the Fund’s shares from year to year. The table for the Acquiring Fund compares the average annual total returns of the Acquiring Fund’s Class A shares to those of the Barclays Capital Municipal Bond Index, a widely recognized, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. The table for the Fund compares the average annual total returns of the Fund’s shares also to those of the Barclays Capital Municipal Bond Index. Unlike the Acquiring Fund and the Fund, the Index is not composed of bonds of a single state. Sales loads are not reflected in the chart or the table for Acquiring Fund Class A shares; if they were, the returns shown would have been lower. Fund shares are not subject to a sales load. The front-end sales load applicable to the Acquiring Fund’s Class A shares will not be imposed on any subsequent purchases of Class A shares of the Acquiring Fund by Fund shareholders who receive Class A shares of the Acquiring Fund as a result of the Reorganization. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund — Class A Shares

Year-by-year total returns as of 12/31 each year (%)

-5.40	+12.26	+4.11	+10.48	+4.27	+3.18	+2.39	+4.77	+1.53	-6.21
‘99	‘00	‘01	‘02	‘03	‘04	‘05	‘06	‘07	‘08
Best Quarter:		Q3 ‘02		+5.62%
Worst Quarter:		Q3 ‘08		-4.52%
The year-to-date total return of the Acquiring Fund’s Class A shares as of 6/30/09 was 8.25%.

Acquiring Fund Average annual total returns as of 12/31/08
Share class	1 Year	5 Years	10 Years
Class A returns before taxes	-6.21%	1.06%	2.99%
Class A returns after taxes on distributions	-6.23%	0.98%	2.90%
Class A returns after taxes on distributions and sale of fund shares	-2.63%	1.50%	3.17%
Barclays Capital Municipal Bond Index reflects no deduction for fees, expenses or taxes	-2.47%	2.71%	4.26%

Fund

Year-by-year total returns as of 12/31 each year (%)

-4.68	+12.00	+3.98	+9.30	+3.90	+3.16	+2.34	+4.63	+2.01	-6.62
‘99	‘00	‘01	‘02	‘03	‘04	‘05	‘06	‘07	‘08
Best Quarter:		Q3 ‘02		+5.50%
Worst Quarter:		Q3 ‘08		-4.51%
The year-to-date total return of the Fund’s Class A shares as of 6/30/09 was 7.85%.

Fund Average annual total returns as of 12/31/08
Share class	1 Year	5 Years	10 Years
Fund returns before taxes	-6.62%	1.03%	2.87%
Fund returns after taxes on distributions	-6.62%	0.97%	2.80%
Fund returns after taxes on distributions and sale of fund shares	-2.90%	1.49%	3.08%
Barclays Capital Municipal Bond Index reflects no deduction for fees, expenses or taxes	-2.47%	2.71%	4.26%

Investment Adviser. The investment adviser for the Fund and the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $347 billion in approximately 180 mutual fund portfolios. A discussion regarding the basis for the Acquiring Fund’s Board approving the Acquiring Fund’s management agreement with Dreyfus is available in the Acquiring Fund’s Annual Report for its fiscal year ended November 30, 2008. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (“BNY Mellon”), a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $20 trillion in assets under custody and administration and $881 billion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

Primary Portfolio Manager. Joseph P. Darcy has served as the primary portfolio manager of the Fund and the Acquiring Fund since October 2008. Mr. Darcy is a portfolio manager for a number of national and state-specific municipal bond funds managed by Dreyfus, where he has been employed since May 1994. Mr. Darcy is also a portfolio manager for Standish Mellon Asset Management Company LLC, an affiliate of Dreyfus, where he has been employed since April 2009.

Board Members. The Fund and the Acquiring Fund have the same Board members. None of the Board members of the Fund or the Acquiring Fund is an “interested person” (as defined in the 1940 Act) of the Fund or the Acquiring Fund (“Independent Board Members”).

Independent Registered Public Accounting Firm. Ernst & Young LLP is the independent registered public accounting firm for the Fund and the Acquiring Fund.

Capitalization. The Fund has classified its shares into one class of common stock. The Acquiring Fund has classified its shares into four classes — Class A, Class B, Class C and Class I shares — of beneficial interest. There will be no exchange in the Reorganization of Class B, Class C or Class I shares of the Acquiring Fund. The following table sets forth, as of May 31, 2009, (1) the capitalization of the Fund’s shares, (2) the capitalization of the Acquiring Fund’s Class A shares, and (3) the pro forma capitalization of the Acquiring Fund’s Class A shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Fund	Acquiring Fund Class A	Pro Forma After Reorganization Acquiring Fund Class A
Total net assets	$218,504,683	$132,640,805	$351,145,488
Net asset value per share	$18.17	$13.84	$13.84
Shares outstanding	12,028,529	9,581,940	25,373,730

The Acquiring Fund’s total net assets (attributable to Class A, Class B, Class C and Class I shares), as of May 31, 2009, were approximately $147.3 million. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes of the Acquiring Fund invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are the same. See the relevant fund’s Prospectus and Statement of Additional Information for a discussion of purchase procedures.

Rule 12b-1 Service Plan. The Fund has adopted a Service Plan pursuant to Rule 12b-1 under the 1940 Act pursuant to which the Fund pays MBSC Securities Corporation (the “Distributor”), each fund’s distributor, for distributing the Fund’s shares, for servicing shareholder accounts, and for advertising and marketing relating to the Fund, at an aggregate annual rate of 0.20% of the value of the Fund’s average daily net assets. Class A shares of the Acquiring Fund are not subject to a Rule 12b-1 plan, but are subject to a Shareholder Services Plan described below. See “Service Plan” in the Fund’s Statement of Additional Information for a discussion of the Service Plan.

Shareholder Services Plan. Class A shares of the Acquiring Fund are subject to a Shareholder Services Plan pursuant to which the Acquiring Fund pays the Distributor a fee at an annual rate of 0.25% of the value of the average daily net assets of Class A for providing shareholder services. See “Distribution Plan and Shareholder Services Plans—Shareholder Services Plan” in the Acquiring Fund’s Statement of Additional Information for a discussion of the Shareholder Services Plan. The Fund’s shares are not subject to a Shareholder Services Plan.

Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are the same. See the relevant fund’s Prospectus and Statement of Additional Information for a discussion of redemption procedures.

Distributions. The dividends and distribution policies of the Fund and the Acquiring Fund are substantially similar. Each fund anticipates paying its shareholders dividends once a month and any capital gain distribution annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”), in all events in a manner consistent with the provisions of the 1940 Act. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See “Distributions and Taxes” in the relevant Prospectus for a discussion of such policies.

Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are substantially similar. The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See the relevant fund’s Prospectus and Statement of Additional Information for a discussion of the shareholder services offered.

Certain Organizational Differences Between the Fund and the Acquiring Fund. The Fund is a Maryland corporation, and the rights of its shareholders are governed by the Fund’s Articles of Incorporation (the “Charter”), the Fund’s By-Laws and the Maryland General Corporation Law (the “Maryland Code”). The Acquiring Fund is a Massachusetts business trust, and the rights of its shareholders are governed by the Acquiring Fund’s Agreement and Declaration of Trust (the “Trust Agreement”), the Acquiring Fund’s By-Laws and applicable Massachusetts law. Certain relevant differences between the two forms of organization are summarized below.

Shareholder Meetings and Voting Rights. Generally, neither the Acquiring Fund nor the Fund is required to hold annual meetings of its shareholders. The relevant Board is required to call a special meeting of shareholders for the purpose of removing a Board member when requested in writing to do so by the holders of at least 10% of its outstanding shares entitled to vote. Shareholders may remove a Board member by the affirmative vote of two-thirds, in the case of the Acquiring Fund, or a majority, in the case of the Fund, of the respective fund’s outstanding voting shares. Moreover, the Board will call a meeting of shareholders for the purpose of electing Board members if at any time less than a majority of the Board members then holding office have been elected by the shareholders.

Shares of the Fund and the Acquiring Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Generally, on matters submitted to a vote of shareholders, all shares of the Fund or the Acquiring Fund then entitled to vote will be voted in the aggregate as a single class. The Trust Agreement provides that 30% of the shares entitled to vote shall constitute a quorum for the transaction of business at an Acquiring Fund shareholder’s meeting. The Fund’s Charter provides that 33-1/3% of the Fund’s shares entitled to vote shall constitute a quorum for the transaction of business at a Fund stockholders’ meeting. Matters requiring a larger vote by law or under the organizational documents for the Acquiring Fund or the Fund are not affected by such quorum requirements.

Shareholder Liability. Under the Maryland Code, Fund stockholders have no personal liability as such for the Fund’s acts or obligations.

Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Acquiring Fund’s Trust Agreement disclaims shareholder liability for acts or obligations of the Acquiring Fund and requires that notice of such disclaimer be given in each agreement, obligation, instrument or other undertaking issued or entered into or executed by, or on behalf of, the Acquiring Fund or the Acquiring Fund’s Trustees. The Trust Agreement provides for indemnification out of the Acquiring Fund’s property of all losses and expenses of any shareholder held personally liable for the obligations of the Acquiring Fund solely by reason of being or having been an Acquiring Fund shareholder and not because of such shareholder’s acts or omissions or some other reason. Thus, the Acquiring Fund considers the risk of an Acquiring Fund shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Acquiring Fund itself would be unable to meet its obligations. The Trust Agreement also provides that the Acquiring Fund, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Acquiring Fund and satisfy any judgment thereon.

Liability and Indemnification of Board Members. Under the Maryland Code, the Fund’s Charter and By-Laws, and subject to the 1940 Act, a Director or officer of the Fund is not liable to the Fund or its stockholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful). Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Fund except where the individual is adjudged liable to the Fund. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security, (ii) the Fund is insured against losses arising from the advances, or (iii) the disinterested non-party Directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification. Officers, employees and agents also are indemnified to the same extent as Directors and to such further extent as is consistent with law.

If these provisions of the Maryland Code are amended, the Directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended. No amendment or repeal of the provisions of the Fund’s Charter relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.

Under Massachusetts law, the Acquiring Fund’s Trust Agreement and By-Laws, and subject to the 1940 Act, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, unless such Trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties. A Trustee is entitled to advances of expenses in the course of litigation if (i) such Trustee undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the Trustee provides acceptable security, (y) the Acquiring Fund is insured against losses arising from the advances, or (z) the disinterested non-party Trustees or independent legal counsel determine there is a reason to believe the Trustee ultimately will be found to be entitled to indemnification. Officers, employees and agents of the Acquiring Fund may be indemnified to the same extent as Trustees.

Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

* * * * * * * * *

The foregoing is only a summary of certain differences between the Acquiring Fund, its Trust Agreement and By-Laws and Massachusetts law and the Fund, its Charter and By-Laws and the Maryland Code. It is not a complete description of the differences, but only of material differences. Shareholders desiring copies of the Fund’s Charter and By-Laws or the Acquiring Fund’s Trust Agreement and By-Laws should write to the relevant fund at 200 Park Avenue, New York, New York 10166, Attention: Legal Department.

REASONS FOR THE REORGANIZATION

After management of Dreyfus reviewed the funds in the Dreyfus Family of Funds to determine whether it would be appropriate to consolidate certain funds having similar investment objectives and investment management policies, and that would otherwise benefit fund shareholders, management recommended to the Fund’s Board and to the Acquiring Fund’s Board that the Fund be consolidated with the Acquiring Fund. The Fund’s Board and the Acquiring Fund’s Board have concluded, with respect to the Fund and the Acquiring Fund, respectively, that the Reorganization is in the best interests of the Fund and its shareholders and the Acquiring Fund and its shareholders, respectively. The Fund’s Board believes that the Reorganization will permit Fund shareholders to pursue the same investment goals in a fund with a generally better performance record, without diluting such shareholders’ interests. In addition, the Fund and Class A shares of the Acquiring Fund had the same net expense ratio after current fee waiver and/or expense reimbursement arrangements, as of April 30, 2009. As of May 31, 2009, the Fund had net assets of approximately $218.5 million and the Acquiring Fund had net assets of approximately $147.3 million. By combining the Fund with the Acquiring Fund, Fund shareholders should benefit from more efficient portfolio management and Dreyfus should be able to eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

The Acquiring Fund’s Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund. Increasing the Acquiring Fund’s assets also benefits Dreyfus because such increase in assets can be expected to reduce the amount of fees and expenses, if any, Dreyfus is required to waive or reimburse to maintain the Acquiring Fund’s net operating expenses at agreed upon levels.

In determining whether to recommend approval of the Reorganization, each Board considered the following factors, among others: (1) the compatibility of the Fund’s and the Acquiring Fund’s investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) information regarding the fees and expenses, including the net expense ratios of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) that the costs to be incurred by the Fund and the Acquiring Fund in connection with the Reorganization would be borne by Dreyfus and not the Fund or the Acquiring Fund.

For the reasons described above, the Fund’s Board and the Acquiring Fund’s Board, each of which is comprised entirely of Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund’s shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange for Class A shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities on January 21, 2010 or such other date as may be agreed upon by the parties (the “Closing Date”). The number of Acquiring Fund Class A shares to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the Fund and Class A shares of the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described under the caption “Shareholder Guide—Valuing Shares” in the Acquiring Fund’s Prospectus and under the caption “Determination of Net Asset Value” in the Acquiring Fund’s Statement of Additional Information.

On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund’s previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforward). Any such distribution will be taxable to Fund shareholders.

As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Fund Class A shares received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund Class A shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated. After the Closing Date, any outstanding certificates representing Fund shares will be canceled and Class A shares of the Acquiring Fund distributed to the Fund’s shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

The Plan may be amended at any time prior to the Reorganization. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Fund and the Acquiring Fund, under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Fund and the Acquiring Fund.

The total expenses of the Reorganization are expected to be approximately $60,000, which will be borne by Dreyfus. In addition to use of the mails, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, an outside firm may be retained to solicit proxies on behalf of the Fund’s Board. The cost of any such outside solicitation firm, which would be borne by Dreyfus, is estimated to be approximately $3,500, which amount is included in the estimated total expenses of the Reorganization listed above. The funds, however, will bear their respective portfolio transaction costs whether or not associated with the Reorganization.

By approving the Reorganization, Fund shareholders are also, in effect, agreeing to the Acquiring Fund’s investment objective and policies, investment advisory and distribution arrangements, Board composition and independent registered public accounting firm. If the Reorganization is not approved by Fund shareholders, the Fund’s Board will consider other appropriate courses of action with respect to the Fund.

Temporary Suspension of Certain of the Fund’s Investment Restrictions. Since certain of the Fund’s existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of any of the Fund’s investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund Class A shares, the Acquiring Fund’s assumption of the Fund’s stated liabilities, and the Fund’s distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, the Acquiring Fund and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A shares and the assumption by the Acquiring Fund of the Fund’s stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class A shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be “a party to a reorganization”; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class A shares and the assumption by the Acquiring Fund of stated liabilities of the Fund pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Class A shares to Fund shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund shares for Acquiring Fund Class A shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class A shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class A shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

The Fund and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service (“IRS”). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryforward. As of the Fund’s fiscal year ended October 31, 2008, the Fund had unused capital loss carryforwards of approximately $783,203. There are limitations to the amount of the carryforward that can be utilized in any one year, and any amount that cannot be utilized in any one year can be carried over to a succeeding year subject to the same limitations in such year. Different amounts of the capital loss carryforward expire in different years.

Required Vote and Board’s Recommendation

The Fund’s Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. The affirmative vote of a majority of the Fund’s shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE FUND’S BOARD, ALL OF WHOSE MEMBERS ARE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund’s Prospectus, forming a part of the Acquiring Fund’s Registration Statement on Form N-1A (File No. 33-07497). Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund’s Prospectus forming a part of the Fund’s Registration Statement on Form N-1A (File No. 2-92285).

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. An outside firm may be retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder’s identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder’s telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, “abstentions”), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a “no” vote for the purpose of obtaining requisite approval for the proposal.

With respect to Dreyfus individual retirement accounts (“IRAs”), the Individual Retirement Custodial Account Agreement governing the IRAs requires The Bank of New York Mellon (“BNYM”), as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder’s instructions. However, if no voting instructions are received, BNYM may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other Dreyfus IRA shareholders. Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNYM will vote the IRA shares “FOR”, “AGAINST” or “ABSTAIN” in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other Dreyfus IRA shareholders.

In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Fund. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” the proposal in favor of such adjournment, and will vote those proxies required to be voted “AGAINST” the proposal against any adjournment. A quorum is constituted for the Fund by the presence in person or by proxy of the holders of one-third of the Fund’s outstanding shares entitled to vote at the Meeting.

The votes of the Acquiring Fund’s shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

As of July 9, 2009, the following shareholders were known by the Fund to own of record or beneficially 5% or more of the Fund’s outstanding voting shares:

	Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization(Class A)

Charles Schwab & Company, Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	5.6164%

As of July 9, 2009, the following shareholders were known by the Acquiring Fund to own of record or beneficially 5% or more of the indicated class of the Acquiring Fund’s outstanding voting shares:

	Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization

Class A

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	15.9360%

Citigroup Global Markets Inc. 333 West 34th Street – 3rd Floor New York, NY 10001-2402	15.7709%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10.0928%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	6.2199%

Class B

Citigroup Global Markets Inc. 333 West 34th Street – 3rd Floor New York, NY 10001-2402	30.3895%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	19.6136%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	8.3069%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.3401%

Merrill, Lynch, Pierce, Fenner & Smith for the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	6.0285%

Class C

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	26.2841%

Merrill, Lynch, Pierce, Fenner & Smith for the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	18.6074%

Henry Rothschild & Gertrude F. Rothschild Hartsdale, NY 10530-3609	12.6477%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.8795%

Citigroup Global Markets Inc. 333 West 34th Street – 3rd Floor New York, NY 10001-2402	6.5607%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060-9243	5.5202%

Class I

MBC Investments Corporation c/o Bank of New York Mellon Corporation Attn: Delaware Fin. Department 4001 Kennett Pike, Suite 218 2 Greenville Crossing Greenville, DE 19807-2029	100%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of the fund.

As of July 9, 2009, Board members and officers of the Fund and the Acquiring Fund, as a group, owned less than 1% of the Fund’s or the Acquiring Fund’s outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of the Fund for its fiscal year ended October 31, 2008 and the audited financial statements of the Acquiring Fund for its fiscal year ended November 30, 2008 have been incorporated herein by reference in reliance upon the reports of Ernst & Young LLP, the independent registered public accounting firm for the Fund and the Acquiring Fund, given on their authority as experts in accounting and auditing.

OTHER MATTERS

The Fund’s Board members are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES

AND THEIR NOMINEES

Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 55263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of July 21, 2009 (the “Agreement”), between GENERAL NEW YORK MUNICIPAL BOND FUND, INC. (the “Fund”), a Maryland corporation, and DREYFUS NEW YORK AMT-FREE MUNICIPAL BOND FUND (the “Acquiring Fund”), a Massachusetts business trust.

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for Class A shares of the Acquiring Fund (“Acquiring Fund Shares”) of beneficial interest, par value $.001 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Fund is a registered, open-end management investment company, and the Acquiring Fund is a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Fund and the Acquiring Fund are authorized to issue their shares of common stock and beneficial interest, respectively;

WHEREAS, the Fund’s Board has determined that the Reorganization is in the best interests of the Fund and the Fund’s shareholders and that the interests of the Fund’s existing shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Acquiring Fund’s Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund’s shareholders and that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the Reorganization:

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	THE REORGANIZATION.

1.1       Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever. The Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the stated liabilities of the Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) as of the close of business on the closing date (the “Closing Date”), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund’s account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

1.2       The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other property belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by The Dreyfus Corporation (“Dreyfus”), as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied from the Fund’s prior audited period (the “Assets”).

1.3       The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date. The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund’s prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4       Delivery of the Fund’s Assets shall be made on the Closing Date and shall be delivered to The Bank of New York Mellon, One Wall Street, New York, New York 10286, the Acquiring Fund’s custodian (the “Custodian”), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5       The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6       As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to the Fund’s shareholders of record, determined as of the close of business on the Closing Date (“Fund Shareholders”), the Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the State of Maryland and federal securities laws. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void. Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

1.7       Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.8       Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9       Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund’s existence is terminated.

1.10     As soon as practicable after the Closing Date, the Fund shall provide the Acquiring Fund with copies of all books and records that pertain to the Fund that the Acquiring Fund is required to maintain under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules of the Commission thereunder.

2.	VALUATION.

2.1       The value of the Fund’s Assets to be acquired, and the amount of the Fund’s liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Acquiring Fund’s Agreement and Declaration of Trust, as amended (the “Trust Agreement”), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

2.2       The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s Trust Agreement and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

2.3       The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund’s net assets shall be determined by dividing the value of the net assets of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share determined in accordance with paragraph 2.2.

2.4       All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

3.1       The Closing Date shall be January 21, 2010, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 8th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

3.2       The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund’s Assets have been delivered in proper form to the Acquiring Fund on the Closing Date. The Fund’s portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian. The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

3.3       If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored, or such other date as the parties hereto may agree.

3.4       The Fund’s transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund’s transfer agent shall issue and deliver to the Fund’s Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Fund that such Acquiring Fund Shares have been credited to the Fund’s account on the books of the Acquiring Fund.

3.5       At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.6       If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4.	REPRESENTATIONS AND WARRANTIES.
4.1	The Fund represents and warrants to the Acquiring Fund as follows:

(a) The Fund is a corporation duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Agreement.

(b) The Fund is registered under the 1940 Act as an open-end management investment company, and the Fund’s shares are registered under the Securities Act of 1933, as amended (the “1933 Act”), and such registrations have not been revoked or rescinded and are in full force and effect. The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Fund’s Articles of Incorporation, as amended (the “Charter”), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound.

(e) The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.

(f) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and by state securities laws.

(g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Fund’s knowledge threatened against the Fund or any of the Fund’s properties or assets which, if adversely determined, would materially and adversely affect the Fund’s financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund’s business or the Fund’s ability to consummate the transactions contemplated herein.

(h) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statement of Investments (indicating their market values) of the Fund for each of the Fund’s five fiscal years ended October 31, 2008 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

(i) Since October 31, 2008, there has not been any material adverse change in the Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j) At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Fund no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(k) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund’s shares, nor is there outstanding any security convertible into any of the Fund’s shares.

(m) On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Fund’s Board and, subject to the approval of the Fund’s shareholders, this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o) The information to be furnished by the Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p) The Registration Statement on Form N-14 and the Prospectus/Proxy Statement contained therein as amended or supplemented (the “Registration Statement”), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2	The Acquiring Fund represents and warrants to the Fund as follows:

(a) The Acquiring Fund is a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with power to carry out its obligations under this Agreement.

(b) The Acquiring Fund is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund’s shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect. The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Fund’s Trust Agreement or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound.

(e) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquiring Fund’s knowledge threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Acquiring Fund’s ability to consummate the transactions contemplated herein.

(g) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statement of Investments (indicating their market values) of the Acquiring Fund for the Acquiring Fund’s five fiscal years ended November 30, 2008 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

(h) Since November 30, 2008, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Acquiring Fund no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(j) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(k) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the shares of the Acquiring Fund to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Fund’s Board and, subject to the approval of the Fund’s shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund furnished to the Acquiring Fund by the Fund.

(n) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Fund’s stated liabilities) will be issued in exchange for the Fund’s assets in the Reorganization.

(o) The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE ACQUIRING FUND AND THE FUND.

5.1       The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

5.2       The Fund will call a meeting of the Fund’s shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3       Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4       As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Fund’s President or its Vice President and Treasurer.

5.5       The Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement.

5.6       The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7       The Fund covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.8       As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to the Fund’s shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.     CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1       All representations and warranties of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2       The Fund shall have delivered to the Acquiring Fund a statement of the Fund’s assets and liabilities, together with a list of the Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Fund’s Treasurer.

6.3       The Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Fund’s name by the Fund’s President or Vice President and the Fund’s Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1       All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2       The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s President or Vice President and the Acquiring Fund’s Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1       This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Fund’s Charter and the 1940 Act.

8.2       On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3       All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4       The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5       The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods (after reduction for any capital loss carryforward).

8.6       The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a) The transfer of all of the Fund’s assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund, followed by the distribution by the Fund of those Acquiring Fund Shares to Fund Shareholders in complete liquidation of the Fund, will qualify as a “reorganization” within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be “a party to a reorganization”; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Shares to Fund Shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each asset of the Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

9.       TERMINATION OF AGREEMENT; EXPENSES.

9.1       This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Fund or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund’s shareholders) if circumstances should develop that, in the opinion of the party’s Board, make proceeding with the Reorganization inadvisable.

9.2       If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Fund or the Acquiring Fund, or shareholders of the Fund or of the Acquiring Fund, as the case may be, in respect of this Agreement.

9.3       Each party acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by Dreyfus.

10.     WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Fund or of the Acquiring Fund if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

11.       MISCELLANEOUS.

11.1     None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

11.2     This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

11.3     This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Fund and the Acquiring Fund shall be governed and construed in accordance with the internal laws of the State of Maryland and Commonwealth of Massachusetts, respectively, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.4     This Agreement may be amended only by a signed writing between the parties.

11.5     This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

11.6     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.7     It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Fund or the Acquiring Fund, or shareholders, nominees, agents, or employees of the Fund or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Fund’s Charter or the Acquiring Fund’s Trust Agreement, respectively; a copy of the Acquiring Fund’s Trust Agreement is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Fund’s principal offices. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.

IN WITNESS WHEREOF, the Fund and the Acquiring Fund have each caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.

By: ______________
J. David Officer,
President

ATTEST: ______________
Jeff Prusnofsky,
Assistant Secretary

DREYFUS NEW YORK AMT-FREE MUNICIPAL BOND FUND

By: ______________
J. David Officer,
President

ATTEST: ______________
Jeff Prusnofsky,
Assistant Secretary

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.

The undersigned shareholder of General New York Municipal Bond Fund, Inc. (the “Fund”), hereby appoints Joseph M. Chioffi and Jeff Prusnofsky, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on August 31, 2009, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, at 9:30 a.m., on Thursday, November 19, 2009, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE FUND’S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

THREE EASY WAYS TO VOTE YOUR PROXY

1.	TELEPHONE: Call 1-888-221-0697 and follow the simple instructions.
2.	INTERNET: Go to www.proxyweb.com, and follow the on-line directions.
3.	MAIL: Vote, sign and date, and return in the enclosed postage-paid envelope.

If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Dated: ________________________
Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope ______________________________
Signature(s) (Sign in the Box)

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Please fill in box as shown using black or blue ink or number 2 pencil.

Please do not use fine point pens.

1.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus New York AMT-Free Municipal Bond Fund (the “Acquiring Fund”), in exchange for Class A shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund’s net assets and the assumption by the Acquiring Fund of the Fund’s stated liabilities (the “Reorganization”). Class A shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

STATEMENT OF ADDITIONAL INFORMATION
August __, 2009
Acquisition of the Assets of
GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-645-6561
By and in Exchange for Class A Shares of
DREYFUS NEW YORK AMT-FREE MUNICIPAL BOND FUND
144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144
1-800-554-4611

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated August __, 2009 relating specifically to the proposed transfer of all of the assets and liabilities of General New York Municipal Bond Fund, Inc. (the “Fund”) in exchange for Class A shares of Dreyfus New York AMT-Free Municipal Bond Fund (the “Acquiring Fund”). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.   The Acquiring Fund’s Statement of Additional Information dated April 1, 2009.

2.   The Acquiring Fund’s Annual Report for the fiscal year ended November 30, 2008.

3.   The Acquiring Fund’s Semi-Annual Report for the six-month period ended May 31, 2009.

4.  The Fund’s Statement of Additional Information dated March 1, 2009.

5.  The Fund’s Annual Report for the fiscal year ended October 31, 2008.

6.  The Fund’s Semi-Annual Report for the six-month period ended April 30, 2009.

7.  Pro forma financials for the combined Fund and Acquiring Fund as of May 31, 2009.

The Acquiring Fund’s Statement of Additional Information and the Fund’s Statement of Additional Information, and the financial statements included in the Acquiring Fund’s Annual Report and the Fund’s Annual Report, are incorporated herein by reference. The Prospectus/Proxy Statement dated August __, 2009 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

The Acquiring Fund’s Statement of Additional Information dated April 1, 2009 is incorporated herein by reference to the Acquiring Fund’s Post-Effective Amendment No. 33 to its Registration Statement on Form N-1A, filed March 27, 2009 (File No. 33-07497). The financial statements of the Acquiring Fund are incorporated herein by reference to its Annual Report dated November 30, 2008, filed January 29, 2009, and its Semi-Annual Report dated May 31, 2009, filed July 28, 2009.

The Fund’s Statement of Additional Information dated March 1, 2009 is incorporated herein by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A, filed February 26, 2009 (File No. 2-92285). The financial statements of the Fund are incorporated herein by reference to its Annual Report dated October 31, 2008, filed December 30, 2008, and their Semi-Annual Report dated April 30, 2009, filed June 29, 2009.

Dreyfus New York AMT-Free Municipal Bond Fund
Pro Forma STATEMENT OF INVESTMENTS
May 31, 2009 (Unaudited)

			Dreyfus New York AMT-Free Municipal Bond Fund		General New York Municipal Bond Fund		Dreyfus New York AMT-Free Municipal Bond Fund Pro Forma Combined (*)	Dreyfus New York AMT-Free Municipal Bond Fund	General New York Municipal Bond Fund	Dreyfus New York AMT-Free Municipal Bond Fund Pro Forma Combined (*)

Long-Term Municipal Investments--97.7%	Coupon Rate (%)	Maturity Date	Principal Amount ($)					Value ($)
New York--89.6%
Albany Industrial Development
Agency, Civic Facility Revenue
(Saint Peter's Hospital of the
City of Albany Project)	5.25	11/15/27	2,000,000		2,000,000		4,000,000	1,710,420	1,710,420	3,420,840
Dutchess County Industrial
Development Agency, Civic
Facility Revenue (Bard College
Civic Facility)	5.00	8/1/20			1,000,000		1,000,000		1,031,050	1,031,050
Dutchess County Industrial
Development Agency, Civic
Facility Revenue (Bard College
Civic Facility)	5.00	8/1/22	775,000				775,000	789,523		789,523
Essex County Industrial
Development Agency, SWDR
(International Paper Company
Projects)	5.20	12/1/23			2,750,000		2,750,000		2,106,335	2,106,335
Hempstead Industrial Development
Agency, Civic Facility Revenue
(Adelphi University Civic
Facility)	5.00	10/1/30	1,565,000		2,000,000		3,565,000	1,538,692	1,966,380	3,505,072
Hempstead Industrial Development
Agency, Civic Facility Revenue
(Adelphi University Civic
Facility)	5.00	10/1/35	1,500,000				1,500,000	1,432,305		1,432,305
Huntington Housing Authority,
Senior Housing Facility
Revenue (Gurwin Jewish Senior
Residences Project)	6.00	5/1/29	1,370,000		1,370,000		2,740,000	993,757	993,757	1,987,514
Jefferson County Industrial
Development Agency, SWDR
(International Paper Company
Projects)	5.20	12/1/20			2,000,000		2,000,000		1,608,820	1,608,820
Long Island Power Authority,
Electric System General Revenue	6.00	5/1/33	1,500,000		1,500,000		3,000,000	1,649,415	1,649,415	3,298,830
Long Island Power Authority,
Electric System General
Revenue (Insured; National
Public Finance Guarantee Corp.)	5.00	12/1/19	1,000,000		1,375,000		2,375,000	1,059,320	1,456,565	2,515,885
Metropolitan Transportation
Authority, Transit Facilities
Revenue (Insured; FSA)
(Prerefunded)	5.13	1/1/12	1,225,000	[a]			1,225,000	1,343,727		1,343,727
Metropolitan Transportation
Authority, Transportation
Revenue	5.00	11/15/25			1,000,000		1,000,000		1,010,290	1,010,290
Metropolitan Transportation
Authority, Transportation
Revenue	6.50	11/15/28	1,000,000				1,000,000	1,110,360		1,110,360
Metropolitan Transportation
Authority, Transportation
Revenue	5.00	11/15/31	1,500,000		1,500,000		3,000,000	1,460,490	1,460,490	2,920,980
Metropolitan Transportation
Authority, Transportation
Revenue (Insured; AMBAC)	5.50	11/15/18	4,000,000		4,000,000		8,000,000	4,182,200	4,182,200	8,364,400
Nassau County Industrial
Development Agency, Continuing
Care Retirement Community
Revenue (Amsterdam at
Harborside Project)	6.50	1/1/27	1,250,000		1,500,000		2,750,000	1,040,125	1,248,150	2,288,275
New York City,
GO	5.38	12/1/20	150,000		115,000		265,000	154,138	118,173	272,311
New York City,
GO	5.00	8/1/21	2,000,000				2,000,000	2,078,040		2,078,040
New York City,
GO	5.00	8/1/22			1,200,000		1,200,000		1,239,588	1,239,588
New York City,
GO	5.50	6/1/23			150,000		150,000		155,598	155,598
New York City,
GO	5.25	8/15/24	1,420,000		4,000,000		5,420,000	1,462,174	4,118,800	5,580,974
New York City,
GO (Prerefunded)	5.38	12/1/11	850,000	[a]	885,000	[a]	1,735,000	942,641	981,456	1,924,097
New York City Housing Development
Corporation, Capital Fund
Program Revenue (New York City
Housing Authority Program)
(Insured; National Public
Finance Guarantee Corp.)	5.00	7/1/25	2,265,000		1,200,000		3,465,000	2,300,515	1,218,816	3,519,331
New York City Industrial
Development Agency, Civic
Facility Revenue (Vaughn
College of Aeronautics and
Technology Project)	5.25	12/1/36	1,000,000		1,000,000		2,000,000	629,730	629,730	1,259,460
New York City Industrial
Development Agency, Civic
Facility Revenue (YMCA of
Greater New York Project)	5.00	8/1/36	4,000,000		3,500,000		7,500,000	3,564,640	3,119,060	6,683,700
New York City Industrial
Development Agency, Liberty
Revenue (7 World Trade Center
Project)	6.25	3/1/15	2,000,000		2,000,000		4,000,000	1,749,000	1,749,000	3,498,000
New York City Industrial
Development Agency, PILOT
Revenue (Yankee Stadium
Project) (Insured; Assured
Guaranty)	7.00	3/1/49	2,500,000		2,500,000		5,000,000	2,843,725	2,843,725	5,687,450
New York City Industrial
Development Agency, Special
Facility Revenue (American
Airlines, Inc. Project)	6.90	8/1/24			1,000,000		1,000,000		462,290	462,290
New York City Industrial
Development Agency, Special
Facility Revenue (Terminal One
Group Association, L.P.
Project)	5.50	1/1/16			1,000,000		1,000,000		971,330	971,330
New York City Industrial
Development Agency, Special
Facility Revenue (Terminal One
Group Association, L.P.
Project)	5.50	1/1/24			3,000,000		3,000,000		2,786,490	2,786,490
New York City Municipal Water
Finance Authority, Water and
Sewer System Revenue	5.00	6/15/22			3,000,000		3,000,000		3,180,750	3,180,750
New York City Municipal Water
Finance Authority, Water and
Sewer System Second General
Resolution Revenue	5.50	6/15/40	1,000,000	[b]	1,500,000	[b]	2,500,000	1,054,020	1,581,030	2,635,050
New York City Transitional Finance
Authority, Building Aid Revenue	4.50	1/15/38	2,000,000		3,000,000		5,000,000	1,736,440	2,604,660	4,341,100
New York City Transitional Finance
Authority, Building Aid
Revenue (Insured; National
Public Finance Guarantee Corp.)	5.00	7/15/25	1,000,000		1,000,000		2,000,000	1,012,270	1,012,270	2,024,540
New York City Transitional Finance
Authority, Building Aid
Revenue (Insured; National
Public Finance Guarantee Corp.)	5.00	7/15/36	2,000,000		2,000,000		4,000,000	1,964,900	1,964,900	3,929,800
New York City Transitional Finance
Authority, Future Tax Secured
Revenue	5.00	11/1/22			4,000,000		4,000,000		4,265,960	4,265,960
New York City Transitional Finance
Authority, Future Tax Secured
Revenue	5.00	11/1/25	1,205,000		2,360,000		3,565,000	1,260,936	2,469,551	3,730,487
New York City Transitional Finance
Authority, Future Tax Secured
Revenue	5.00	11/1/28			2,695,000		2,695,000		2,776,928	2,776,928
New York City Transitional Finance
Authority, Future Tax Secured
Revenue (Prerefunded)	6.00	5/15/10	450,000	[a]			450,000	478,543		478,543
New York State Dormitory
Authority, Catholic Health
Services of Long Island
Obligated Group Revenue (Saint
Francis Hospital Project)	5.00	7/1/21	2,000,000		3,000,000		5,000,000	1,799,400	2,699,100	4,498,500
New York State Dormitory
Authority, Consolidated Second
General Resolution Revenue
(City University System)
(Insured; National Public
Finance Guarantee Corp.)	5.75	7/1/16	1,000,000		2,000,000		3,000,000	1,040,010	2,080,020	3,120,030
New York State Dormitory
Authority, FHA-Insured
Mortgage HR (The Long Island
College Hospital)	6.00	8/15/15	1,625,000		2,055,000		3,680,000	1,751,279	2,214,694	3,965,973
New York State Dormitory
Authority, FHA-Insured
Mortgage HR (The New York and
Presbyterian Hospital)
(Insured; FSA)	5.25	8/15/27	1,000,000		1,505,000		2,505,000	1,019,070	1,533,700	2,552,770
New York State Dormitory
Authority, Insured Revenue
(Manhattan College) (Insured;
Radian)	5.50	7/1/16	975,000				975,000	978,842		978,842
New York State Dormitory
Authority, Insured Revenue
(New York University)
(Insured; AMBAC)	5.00	7/1/32	1,345,000				1,345,000	1,355,626		1,355,626
New York State Dormitory
Authority, LR (State
University Educational
Facilities) (Insured; FGIC)
(Prerefunded)	5.50	7/1/11	1,000,000	[a]			1,000,000	1,093,770		1,093,770
New York State Dormitory
Authority, Health Center
Revenue (Guaranteed; SONYMA)	5.00	11/15/19			1,000,000		1,000,000		1,016,050	1,016,050
New York State Dormitory
Authority, Insured Revenue
(Manhattan College) (Insured;
Radian)	5.50	7/1/16			2,000,000		2,000,000		2,007,880	2,007,880
New York State Dormitory
Authority, Insured Revenue
(New York University)
(Insured; AMBAC)	5.00	7/1/32			2,000,000		2,000,000		2,015,800	2,015,800
New York State Dormitory
Authority, LR (State
University Educational
Facilities) (Insured; FGIC)
(Prerefunded)	5.50	7/1/11			1,475,000	[a]	1,475,000		1,613,311	1,613,311
New York State Dormitory
Authority, Revenue
(Consolidated City University
System)	5.63	7/1/16	4,000,000		2,500,000		6,500,000	4,415,800	2,759,875	7,175,675
New York State Dormitory
Authority, Revenue
(Consolidated City University
System)	5.75	7/1/18			2,500,000		2,500,000		2,840,950	2,840,950
New York State Dormitory
Authority, Revenue
(Consolidated City University
System) (Insured; FSA)	5.75	7/1/18	1,000,000		1,290,000		2,290,000	1,142,620	1,473,980	2,616,600
New York State Dormitory
Authority, Revenue (Cornell
University)	5.00	7/1/24	2,000,000		2,500,000		4,500,000	2,136,320	2,670,400	4,806,720
New York State Dormitory
Authority, Revenue (Cornell
University)	5.00	7/1/35	2,000,000		2,500,000		4,500,000	2,044,200	2,555,250	4,599,450
New York State Dormitory
Authority, Revenue (Fordham
University) (Insured; Assured
Guaranty)	5.00	7/1/33	1,000,000		1,000,000		2,000,000	1,001,400	1,001,400	2,002,800
New York State Dormitory
Authority, Revenue (Memorial
Sloan-Kettering Cancer Center)	5.00	7/1/35	1,000,000		1,500,000		2,500,000	982,780	1,474,170	2,456,950
New York State Dormitory
Authority, Revenue (Mental
Health Services Facilities
Improvement)	5.00	2/15/28	880,000		845,000		1,725,000	874,650	839,863	1,714,513
New York State Dormitory
Authority, Revenue (Miriam
Osborne Memorial Home)
(Insured; ACA)	6.88	7/1/19	1,000,000		1,475,000		2,475,000	982,840	1,449,689	2,432,529
New York State Dormitory
Authority, Revenue Ser. C (Mount
Sinai NYU Health Obligated
Group)	5.50	7/1/26	2,000,000		2,000,000		4,000,000	1,999,860	1,999,860	3,999,720
New York State Dormitory
Authority, Revenue (Mount
Sinai NYU Health Obligated
Group)	5.50	7/1/26			500,000		500,000		499,965	499,965
New York State Dormitory
Authority, Revenue (New York
Methodist Hospital)	5.25	7/1/33			2,000,000		2,000,000		1,490,140	1,490,140
New York State Dormitory
Authority, Revenue (New York
State Department of Health)	5.00	7/1/15			3,885,000		3,885,000		4,254,852	4,254,852
New York State Dormitory
Authority, Revenue (New York
State Department of Health)
(Insured; CIFG)	5.00	7/1/25	2,500,000		3,000,000		5,500,000	2,543,175	3,051,810	5,594,985
New York State Dormitory
Authority, Revenue (North
Shore-Long Island Jewish
Obligated Group)	5.00	5/1/25	2,750,000		2,765,000		5,515,000	2,723,105	2,737,958	5,461,063
New York State Dormitory
Authority, Revenue (NYU
Hospitals Center)	5.25	7/1/24	1,000,000		1,000,000		2,000,000	917,800	917,800	1,835,600
New York State Dormitory
Authority, Revenue (NYU
Hospitals Center)	5.00	7/1/26	1,000,000		1,500,000		2,500,000	787,260	1,180,890	1,968,150
New York State Dormitory
Authority, Revenue (Orange
Regional Medical Center
Obligated Group)	6.13	12/1/29			1,500,000		1,500,000		1,192,845	1,192,845
New York State Dormitory
Authority, Revenue (Orange
Regional Medical Center
Obligated Group)	6.25	12/1/37	1,500,000				1,500,000	1,120,410		1,120,410
New York State Dormitory
Authority, Revenue (Rochester
Institute of Technology)	6.00	7/1/33	3,250,000		2,000,000		5,250,000	3,436,258	2,114,620	5,550,878
New York State Dormitory
Authority, Revenue (State
University Educational
Facilities)	5.88	5/15/17	2,000,000		2,060,000		4,060,000	2,293,260	2,362,058	4,655,318
New York State Dormitory
Authority, Revenue (Teachers
College)	5.00	3/1/24			2,500,000		2,500,000		2,591,650	2,591,650
New York State Dormitory
Authority, Revenue (Teachers
College)	5.38	3/1/29	2,000,000				2,000,000	2,054,840		2,054,840
New York State Dormitory
Authority, Revenue (The
Bronx-Lebanon Hospital Center)
(LOC; TD Banknorth NA)	6.50	8/15/30	2,000,000		2,000,000		4,000,000	2,140,940	2,140,940	4,281,880
New York State Dormitory
Authority, Revenue (University
of Rochester)	5.00	7/1/34	2,870,000		4,000,000		6,870,000	2,869,857	3,999,800	6,869,657
New York State Dormitory
Authority, South Nassau
Communities HR (Winthrop South
Nassau University Health
System Obligated Group)	5.50	7/1/23	1,650,000		1,825,000		3,475,000	1,526,366	1,688,253	3,214,619
New York State Energy Research and
Development Authority, Gas
Facilities Revenue (The
Brooklyn Union Gas Company
Project)	6.37	4/1/20			5,000,000		5,000,000		5,051,150	5,051,150
New York State Housing Finance
Agency, Revenue (Fairway Manor
Apartments and LooseStrife
Fields Apartments)
(Collateralized; FHA)	6.75	11/15/36			15,000		15,000		16,054	16,054
New York State Housing Finance
Agency, State Personal Income
Tax Revenue (Economic
Development and Housing)	5.00	3/15/34	1,575,000		2,000,000		3,575,000	1,590,860	2,020,140	3,611,000
New York State Mortgage Agency,
Homeowner Mortgage Revenue	5.35	10/1/26			2,000,000		2,000,000		2,003,200	2,003,200
New York State Thruway Authority,
General Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.00	1/1/27	3,000,000		2,000,000		5,000,000	3,084,240	2,056,160	5,140,400
New York State Thruway Authority,
Highway and Bridge Trust Fund
Bonds (Insured; FGIC)
(Prerefunded)	5.50	4/1/11			1,225,000	[a]	1,225,000		1,338,974	1,338,974
New York State Thruway Authority,
Second General Highway and
Bridge Trust Fund Bonds	5.00	4/1/25	2,000,000		3,000,000		5,000,000	2,078,440	3,117,660	5,196,100
New York State Thruway Authority,
Second General Highway and
Bridge Trust Fund Bonds	5.00	4/1/27	2,000,000				2,000,000	2,043,640		2,043,640
New York State Thruway Authority,
Second General Highway and
Bridge Trust Fund Bonds
(Insured; AMBAC)	5.00	4/1/19	3,000,000		4,500,000		7,500,000	3,225,450	4,838,175	8,063,625
New York State Thruway Authority,
Second General Highway and
Bridge Trust Fund Bonds
(Insured; AMBAC)	5.00	4/1/22	2,000,000		3,000,000		5,000,000	2,114,600	3,171,900	5,286,500
New York State Thruway Authority,
State Personal Income Tax
Revenue (Transportation)	5.25	3/15/27	1,000,000		2,000,000		3,000,000	1,065,620	2,131,240	3,196,860
New York State Urban Development
Corporation, Correctional
Facilities Revenue	5.50	1/1/14			3,000,000		3,000,000		3,181,170	3,181,170
New York State Urban Development
Corporation, Correctional
Facilities Revenue (Insured;
FSA)	5.50	1/1/14			3,000,000		3,000,000		3,198,360	3,198,360
New York State Urban Development
Corporation, State Personal
Income Tax Revenue (Economic
Development and Housing)
(Insured; AMBAC)	5.00	12/15/23	2,000,000				2,000,000	2,127,260		2,127,260
New York State Urban Development
Corporation, State Personal
Income Tax Revenue (State
Facilities and Equipment)
(Insured; FGIC) (Prerefunded)	5.50	3/15/13	2,450,000	[a]	3,000,000	[a]	5,450,000	2,813,433	3,445,020	6,258,453
Newburgh Industrial Development
Agency, IDR (Bourne and Kenny
Redevelopment Company LLC
Project) (Guaranteed; SONYMA)	5.65	8/1/20			25,000		25,000		25,054	25,054
Newburgh Industrial Development
Agency, IDR (Bourne and Kenny
Redevelopment Company LLC
Project) (Guaranteed; SONYMA)	5.75	2/1/32			1,535,000		1,535,000		1,500,647	1,500,647
Niagara County Industrial
Development Agency, Solid
Waste Disposal Facility
Revenue (American Ref-Fuel
Company of Niagara, LP
Facility)	5.55	11/15/15	1,970,000		1,500,000		3,470,000	1,847,289	1,406,565	3,253,854
North Country Development
Authority, Solid Waste
Management System Revenue
(Insured; FSA)	6.00	5/15/15			1,985,000		1,985,000		2,191,023	2,191,023
Onondaga County Industrial
Development Agency, Sewage
Facilities Revenue
(Bristol-Meyers Squibb Company
Project)	5.75	3/1/24			4,000,000		4,000,000		4,019,360	4,019,360
Orange County Industrial
Development Agency, Life Care
Community Revenue (Glenn
Arden, Inc. Project)	5.63	1/1/18	920,000		930,000		1,850,000	759,699	767,957	1,527,656
Port Authority of New York and New
Jersey (Consolidated Bonds,
142nd Series)	5.00	7/15/23	2,000,000				2,000,000	2,122,400		2,122,400
Port Authority of New York and New
Jersey, Special Project Bonds
(JFK International Air
Terminal LLC Project)
(Insured; National Public
Finance Guarantee Corp.)	6.25	12/1/13			5,000,000		5,000,000		5,135,800	5,135,800
Rensselaer County Industrial
Development Agency, Civic
Facility Revenue (Emma Willard
School Project)	5.00	1/1/31	1,000,000		1,000,000		2,000,000	978,000	978,000	1,956,000
Rensselaer County Industrial
Development Agency, Civic
Facility Revenue (Emma Willard
School Project)	5.00	1/1/36	1,000,000		1,000,000		2,000,000	946,540	946,540	1,893,080
Rensselaer County Industrial
Development Agency, Civic
Facility Revenue (Rensselaer
Polytechnic Institute Project)	5.00	3/1/36	2,000,000				2,000,000	1,985,260		1,985,260
Schenectady Industrial Development
Agency, Civic Facility Revenue
(Union College Project)	5.00	7/1/25			2,260,000		2,260,000		2,314,059	2,314,059
Schenectady Industrial Development
Agency, Civic Facility Revenue
(Union College Project)	5.00	7/1/26	1,380,000				1,380,000	1,407,986		1,407,986
Schenectady Industrial Development
Agency, Civic Facility Revenue
(Union College Project)	5.00	7/1/31	1,335,000		2,000,000		3,335,000	1,342,062	2,010,580	3,352,642
Suffolk Tobacco Asset
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	6.00	6/1/48	2,000,000		3,000,000		5,000,000	1,569,660	2,354,490	3,924,150
Tobacco Settlement Financing
Corporation of New York,
Asset-Backed Revenue Bonds
(State Contingency Contract
Secured)	5.50	6/1/21	3,930,000		3,000,000		6,930,000	4,044,009	3,087,030	7,131,039
Triborough Bridge and Tunnel
Authority, General Purpose
Revenue (Prerefunded)	5.50	1/1/22			2,000,000	[a]	2,000,000		2,432,900	2,432,900
Triborough Bridge and Tunnel
Authority, General Purpose
Revenue	6.00	1/1/12	1,630,000				1,630,000	1,745,909		1,745,909
Triborough Bridge and Tunnel
Authority, General Revenue
(MTA Bridges and Tunnels)	5.00	11/15/33			3,000,000		3,000,000		3,036,030	3,036,030
Triborough Bridge and Tunnel
Authority, Subordinate Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.00	11/15/32	2,000,000		3,000,000		5,000,000	2,013,200	3,019,800	5,033,000
Westchester Tobacco Asset
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/26			2,000,000		2,000,000		1,564,180	1,564,180
Westchester Tobacco Asset
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.13	6/1/45	1,200,000				1,200,000	813,600		813,600
U.S. Related--8.1%
Children's Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds
(Prerefunded)	6.00	7/1/10	2,000,000	[a]	2,695,000	[a]	4,695,000	2,114,660	2,849,504	4,964,164
Puerto Rico Aqueduct and Sewer
Authority, Senior Lien Revenue	6.00	7/1/38	2,000,000		2,000,000		4,000,000	1,941,040	1,941,040	3,882,080
Puerto Rico Aqueduct and Sewer
Authority, Senior Lien Revenue
(Insured; Assured Guaranty)	5.00	7/1/28	1,000,000		1,000,000		2,000,000	981,860	981,860	1,963,720
Puerto Rico Commonwealth,
Public Improvement GO	5.25	7/1/14	1,000,000				1,000,000	1,002,140		1,002,140
Puerto Rico Commonwealth,
Public Improvement GO
(Prerefunded)	5.25	7/1/16	1,180,000	[a]	1,865,000	[a]	3,045,000	1,406,053	2,222,278	3,628,331
Puerto Rico Electric Power
Authority, Power Revenue	5.50	7/1/38	1,500,000		1,500,000		3,000,000	1,403,160	1,403,160	2,806,320
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; FSA) (Prerefunded)	5.63	7/1/10	2,000,000	[a]	3,000,000	[a]	5,000,000	2,128,200	3,192,300	5,320,500
Puerto Rico Highways and
Transportation Authority,
Transportation Revenue
(Insured; National Public
Finance Guarantee Corp.)
(Prerefunded)	5.75	7/1/10	1,500,000	[a]	2,420,000	[a]	3,920,000	1,591,875	2,568,225	4,160,100
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue	5.00	7/1/46	1,000,000		1,500,000		2,500,000	810,660	1,215,990	2,026,650

Total Long-Term Municipal Investments								143,672,589	213,877,125	357,549,714
(cost $145,023,165 , $215,869,975 and $360,893,140, respectively)

Short-Term Municipal Investments--0.3%	Coupon Rate (%)	Maturity Date	Principal Amount ($)					Value ($)
New York;
New York City Transitional Finance
Authority, Revenue (New York
City Recovery) (Liquidity
Facility; Dexia Credit Locale)
(cost $0, $1,000,000 and $1,000,000, respectively)
	0.25	6/1/09	1,000,000	[c]				1,000,000	1,000,000	1,000,000

Total Investments (cost $145,023,165, $216,869,975 and $361,893,140, respectively)							98.0%	143,672,589	214,877,125	358,549,714
Cash and Receivables (Net)							2.0%	3,582,424	3,627,558	7,209,982
Net Assets							100.0%	147,255,013	218,504,683	365,759,696

a

These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b	Purchased on a delayed delivery basis.
c	Variable rate demand note - rate shown is the interest rate in effect at May 31, 2009. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

* As of 5/31/2009, all of the securities held by the General New York Municipal Bond Fund comport with the investment strategies and restrictions of the Dreyfus New York AMT-Free Municipal Bond Fund and management does not anticipate having to dispose of any securities as a result of the merger.

See notes to unaudited pro forma financial statements.

Summary of Abbreviations
ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BIGI	Bond Investors Guaranty Insurance
BPA	Bond Purchase Agreement	CGIC	Capital Guaranty Insurance Company
CIC	Continental Insurance Company	CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Market Assurance Corporation	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
FSA	Financial Security Assurance	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LOC	Letter of Credit
LOR	Limited Obligation Revenue	LR	Lease Revenue
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Dreyfus New York AMT-Free Municipal Bond Fund
Pro Forma Statement of Assets and Liabilities
May 31, 2009 (Unaudited)						Dreyfus New
						York AMT-Free
						Municipal
		Dreyfus New				Bond Fund
		York AMT-Free	General New			Pro Forma
		Municipal	York Municipal			Combined
		Bond Fund	Bond Fund, Inc.	Adjustments		(Note 1)
ASSETS:
Investments in securities, at value - See Statement of Investments *		$ 143,672,589	$ 214,877,125			$ 358,549,714
	Cash	2,265,042	1,880,447			4,145,489
	Interest receivable	2,465,363	3,592,449			6,057,812
Receivable for shares of Beneficial Interest/Common Stock subscribed		403,666	1,190			404,856
	Prepaid expenses	30,474	11,714			42,188
	Total Assets	148,837,134	220,362,925			369,200,059

LIABILITIES:	Due to The Dreyfus Corporation and affiliates	111,462	160,661			272,123
Payable for investment securities purchased		1,059,310	1,588,965			2,648,275
Payable for shares of Beneficial Interest/Common Stock redeemed		356,959	49,204			406,163
	Accrued expenses	54,390	59,412			113,802
	Total Liabilities	1,582,121	1,858,242			3,440,363
NET ASSETS		$ 147,255,013	$ 218,504,683	$ -		$ 365,759,696

REPRESENTED BY:	Paid-in capital	$ 150,787,504	$ 222,787,544			$ 373,575,048
Accumulated undistributed investment income-net		3,696	49,681			53,377
Accumulated net realized gain (loss) on investments		(2,185,611)	(2,339,692)			(4,525,303)
Accumulated net unrealized appreciation (depreciation)
	on investments	(1,350,576)	(1,992,850)			(3,343,426)

NET ASSETS		$ 147,255,013	$ 218,504,683	$ -		$ 365,759,696

Class A Shares (Unlimited number, $.001 par value shares authorized)
Net Assets		$ 132,640,805	$ 218,504,683			$ 351,145,488
Shares outstanding		9,581,940	12,028,529	3,763,261	(a)	25,373,730
Net asset value, offering price and redemption
price per share		$ 13.84	$ 18.17			$ 13.84

Maximum offering price per share (net asset value
plus maximum sales charge)		$ 14.49				$ 14.49

Class B Shares (Unlimited number, $.001 par value shares authorized)
Net Assets		$ 2,780,922				$ 2,780,922
Shares outstanding		200,884				200,884
Net asset value, offering price and redemption
price per share		$ 13.84				$ 13.84

Class C Shares (Unlimited number, $.001 par value shares authorized)
Net Assets		$ 11,822,024				$ 11,822,024
Shares outstanding		854,023				854,023
Net asset value, offering price and redemption
price per share		$ 13.84				$ 13.84

Class I Shares (Unlimited number, $.001 par value shares authorized)
Net Assets		$ 11,262				$ 11,262
Shares outstanding		814				814
Net asset value, offering price and redemption
price per share		$ 13.84				$ 3.84

* Investments at cost		$ 145,023,165	$ 216,869,975			$ 361,893,140

(a) Reflects adjustment of shares as a result of the Exchange.

See notes to pro forma financial statements.

Dreyfus New York AMT-Free Municipal Bond Fund
Pro Forma Statement of Operations
For the Twelve Months Ended May 31, 2009 (Unaudited)

		Dreyfus New York AMT-Free Municipal Bond Fund	General New York Municipal Bond Fund, Inc.	Adjustments		Dreyfus New York AMT-Free Municipal Bond Fund Pro Forma Combined (Note 1)

INVESTMENT INCOME:

INCOME:	Interest Income	$ 7,442,782	$ 11,121,994			$ 18,564,776
	Total Income	7,442,782	11,121,994			18,564,776

EXPENSES:	Management fee	$ 808,847	$ 1,307,396	$ (108,950)	(a)	$ 2,007,293
	Shareholder servicing costs	455,800	548,879	108,950	(b)	1,113,629
	Professional fees	95,684	73,527	(60,000)	(a)	109,211
	Distribution fees	106,375	-			106,375
	Registration fees	42,621	14,248	(10,000)	(a)	46,869
	Interest and expense related to floating rate notes issued	-	32,962			32,962
	Custodian fees	16,553	26,717	(4,000)	(a)	39,270
	Prospectus and shareholder reports	17,208	23,134	(7,000)	(a)	33,342
	Directors’/Trustees’ fees	8,414	12,911	(4,000)	(a)	17,325
	Loan commitment fees	2,873	4,489	(1,500)	(a)	5,862
	Interest expense	19	136			155
	Miscellaneous	32,404	36,451	(15,000)	(a)	53,855
	Total Expenses	1,586,798	2,080,850	(101,500)		3,566,148

	Less- reduction in management fee due to undertaking	(224,037)	(185,292)	101,500	(b)	(307,829)
	Less- reduction in fees due to earnings credits	(4,652)	(9,275)	-		(13,927)

	Net Expenses	1,358,109	1,886,283	-		3,244,392
				-
Investment Income-Net		6,084,673	9,235,711	-		15,320,384

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

	Net realized gain (loss) on investments	$ (1,581,799)	$ (1,477,454)			$ (3,059,253)

	Net Realized Gain (Loss)	(1,581,799)	(1,477,454)			(3,059,253)

	Net unrealized appreciation (depreciation) on investments	(3,596,301)	(30,803,403)			(34,399,704)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS		(5,178,100)	(32,280,857)			(37,458,957)

NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS		$ 906,573	$ (23,045,146)	$ -		$ (22,138,573)

(a) Reflects the anticipated savings as a result of the Merger.
(b) Reflects an anticipated decrease in management fee waivers as a result of the Merger.

See notes to pro forma financial statements.

Dreyfus New York AMT-Free Municipal Bond Fund

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Basis of Combination:

At a meeting held on July 21, 2009, the Board of Dreyfus New York AMT-Free Municipal Bond Fund (the “Acquiring Fund”) and of General New York Municipal Bond Fund, Inc. (the “Fund”) each approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by Fund shareholders, the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange for a number of Class A shares of the Acquiring Fund equal in value to the assets less liabilities of the Fund (the “Exchange”). The Acquiring Fund Class A shares will then be distributed to the Fund’s shareholders on a pro rata basis in liquidation of the Fund. Fund shareholders will receive Class A shares of the Acquiring Fund in the Exchange.

The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Acquiring Fund and the Fund on May 31, 2009. The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Fund for the twelve months ended May 31, 2009. These statements have been derived from the Fund’s and the Acquiring Fund’s respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for pre-combination periods will not be restated. The fiscal year end is November 30 for the Acquiring Fund and October 31 for the Fund.

The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Fund and the Acquiring Fund included or incorporated by reference in the Statement of Additional Information of which the pro forma combined financial statements form a part. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on May 31, 2009. The pro forma financial statements were prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. Following the Exchange, the Acquiring Fund will be the accounting survivor.

The funds enter into contracts that contain a variety of indemnifications. The funds’ maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

NOTE 2--Portfolio Valuation:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the respective fund’s Board members. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the respective Board.

Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”) establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of the fund’s investments relating to FAS 157. These inputs are summarized in the three broad levels listed below.

Level 1---quoted prices in active markets for identical investments.

Level 2---other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3---significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

All of the investments in each fund are considered Level 2.

NOTE 3--Capital Shares:

The pro forma number of shares that would be issued was calculated by dividing the net assets of the Fund’s shares on May 31, 2009 by the net asset value per share of Class A shares of the Acquiring Fund on May 31, 2009.

NOTE 4--Pro Forma Operating Expenses:

The accompanying pro forma statement of operations reflects changes in fund expenses as if the Exchange had taken place on June 1, 2008. The Dreyfus Corporation will bear the expenses of the Exchange.

NOTE 5--Federal Income Taxes:

Each fund has qualified as a “regulated investment company” under the Internal Revenue Code. After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

NOTE 6—Bank Line of Credit:

The Acquiring Fund and the Fund participate with other Dreyfus-managed funds in a $145 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, each fund has agreed to pay its pro rata portion of Facility fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing.

DREYFUS NEW YORK AMT-FREE MUNICIPAL BOND FUND

PART C

OTHER INFORMATION

Item 15	Indemnification.

The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (the “Registration Statement”), filed March 27, 2009 (File No. 33-7497) (“Post-Effective Amendment No. 33”).

Item 16	Exhibits.
(1)(a)

Registrant’s Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 14 to the Registration Statement, filed on September 8, 1995 (“Post-Effective Amendment No. 14”).

(1)(b)	Registrant’s Articles of Amendment are incorporated by reference to Exhibit (1)(b) of Post-Effective Amendment No. 17 to the Registration Statement, filed on March 27, 1997.

(1)(c)	Articles of Amendment are incorporated by reference to Exhibit (a)(ii) of Post-Effective Amendment No. 32 to the Registration Statement, filed on December 12, 2008 (“Post-Effective Amendment No. 32”).

(2)	Registrant’s By-Laws, as amended, are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 27 to the Registration Statement, filed on March 29, 2006.

(3)	Not Applicable.

(4)	Agreement and Plan of Reorganization.*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)	Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 12 to the Registration Statement, filed on January 27, 1995.

(7)(a)

Distribution Agreement, as revised, is incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 25 to the Registration Statement, filed on March 29, 2004 (“Post-Effective Amendment No. 25”).

(7)(b)	Forms of Service Agreements are incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 21 to the Registration Statement, filed on March 29, 2000.

(7)(c)	Form of Service Agreement is incorporated by reference to Exhibit (e)(3) of Post-Effective Amendment No. 29 to the Registration Statement, filed on March 28, 2007.

(8)	Not Applicable.

(9)(a)	Custody Agreement is incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 30 to the Registration Statement, filed on January 29, 2008.

(9)(b)	Foreign Custody Manager Agreement is incorporated by reference to Exhibit (g)(3) of Post-Effective Amendment No. 23 to the Registration Statement, filed on March 18, 2002.

(10)(a)	Shareholder Services Plan, as revised, is incorporated by reference to Exhibit (9) of Post-Effective Amendment No. 14.

(10)(b)	Rule 12b-1 Plan, as revised, is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 25.

(10)(c)	Rule 18f-3 Plan, as revised, is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 32.

(11)	Opinion and Consent of Registrant’s counsel.*

(12)	Opinion and Consent of counsel regarding tax matters.**

(13)	Not Applicable.

(14)	Consent of Independent Registered Public Accounting Firm.*

(15)	Not Applicable.

(16)	Power of Attorney.***

(17)(a)	Forms of Proxy.*

(17)(b)	The Prospectus and Statement of Additional Information of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 33 (File No. 33-7497).

________________________

*	Filed herein or herewith.
**	To be filed by Post-Effective Amendment.
***	Filed as part of signature page.

Item 17.	Undertakings.

(1)

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933 each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 31st day of July, 2009.

DREYFUS NEW YORK AMT-FREE MUNICIPAL BOND FUND By: /s/ J. David Officer J. David Officer, President

Power of Attorney

Each person whose signature appears below on this Registration Statement on Form N-14 hereby constitutes and appoints James Windels, Michael A. Rosenberg, Janette E. Farragher, Robert R. Mullery, Jeff Prusnofsky, James Bitetto and John B. Hammalian and each of them, with full power to act without the other, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.

Signatures	Title	Date

/s/ J. David Officer J. David Officer	President (Principal Executive Officer)	July 31, 2009

/s/ James Windels James Windels	Treasurer (Principal Financial and Accounting Officer)	July 31, 2009

/s/ Joseph S. DiMartino Joseph S. DiMartino	Chairman of the Board	July 31, 2009

/s/ Clifford L. Alexander, Jr.* Clifford L. Alexander, Jr.	Board Member	July 31, 2009

/s/ David W. Burke* David W. Burke	Board Member	July 31, 2009

/s/ Peggy C. Davis* Peggy C. Davis	Board Member	July 31, 2009

/s/ Diane Dunst* Diane Dunst	Board Member	July 31, 2009

/s/ Ernest Kafka* Ernest Kafka	Board Member	July 31, 2009

/s/ Nathan Leventhal* Nathan Leventhal	Board Member	July 31, 2009

/s/ Daniel Rose* Daniel Rose	Board Member	July 31, 2009

/s/ Warren B. Rudman* Warren B. Rudman	Board Member	July 31, 2009

Exhibit Index
(11) Opinion and Consent of Registrant’s counsel
(14) Consent of Independent Registered Public Accounting Firm